Exhibit A

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

	Payment Date: 15 November 2004.
	Calculation Date: 8 November 2004.
(i)	ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

		Prior Balance	Deposits	Withdrawals	Balance on Calculation Date

		8-Oct-04			8-Nov-04

	Lessee Funded Account	0.00	0.00	(0.00)	0.00
	Expense Account (note ii)	5,013,925.38	6,995,276.23	(4,701,014.94)	7,308,186.67
	Collection Account (note iii)	132,006,246.13	22,549,705.18	(72,006,246.13)	82,549,705.18

	- Miscellaneous Reserve	-			-
	- Maintenance Reserve	60,000,000.00			60,000,000.00
	- Security Deposit	-			-
	- Other Collections (net of interim withdrawals)	72,006,246.13			22,549,705.18

	Total	137,020,171.51	29,544,981.41	(76,707,261.07)	89,857,891.85

(ii)	ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (October 8, 2004)	5,013,925.38
	Transfer from Collection Account (previous Payment Date)	6,986,074.62
	Transfer from Collection Account (interim deposit)	0.00
	Interest Earned during period	9,201.61
	Payments during period between prior Calculation Date and the relevant Calculation Date:
	- Payments on previous Payment Date	(2,625,588.94)
	- Other payments	(2,075,426.00)

	Balance on relevant Calculation Date (November 8, 2004)	7,308,186.67

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (October 8, 2004)	132,006,246.13	Note 1:
	Collections during period (Note 1)	22,549,705.18	Collections include proceeds received in respect of the sale of one
	Swap receipts (previous Payment Date)	0.00	MD83 aircraft.
	Transfer to Expense Account (previous Payment Date)	(6,986,074.62)
	Transfer to Expense Account (interim withdrawal)	0.00
	Net transfer to Lessee Funded Accounts	0.00
	Aggregate Certificate Payments (previous Payment Date)	(62,612,073.60)
	Swap payments (previous Payment Date)	(2,408,097.91)

	Balance on relevant Calculation Date (November 8, 2004)	82,549,705.18

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

		ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
		Priority of Payments
	(i)	Required Expense Amount	12,000,000.00	Note 2:
	(ii)	a) Class A Interest	2,873,210.96	The class A minimum principal amount arrears
		b) Swap Payments	2,299,784.48	are $125,165,823.47 following the payment of
	(iii)	First Collection Account Top-up	60,000,000.00	$12,684,896.41 on November 15, 2004.
	(iv)	Minimum Hedge Payment	0.00
	(v)	Class A Minimum Principal (Note 2)	12,684,896.41
	(vi)	Class B Interest	0.00
	(vii)	Class B Minimum Principal	0.00
	(viii)	Class C Interest	0.00
	(ix)	Class D Interest	0.00
	(x)	Second Collection Account Top-up	0.00
	(xi)	Class A Principal Adjustment Amount	0.00
	(xii)	Class C Scheduled Principal	0.00
	(xiii)	Class D Scheduled Principal	0.00
	(xiv)	Modification Payments	0.00
	(xv)	Soft Bullet Note Step-up Interest	0.00
	(xvi)	Class E Minimum Interest	0.00
	(xvii)	Supplemental Hedge Payment	0.00
	(xviii)	Class B Supplemental Principal	0.00
	(xix)	Class A Supplemental Principal	0.00
	(xx)	Class D Outstanding Principal	0.00
	(xxi)	Class C Outstanding Principal	0.00
	(xxii)	Class E Supplemental Interest	0.00
	(xxiii)	Class B Outstanding Principal	0.00
	(xxiv)	Class A Outstanding Principal	0.00
	(xxv)	Class E Accrued Unpaid Interest	0.00
	(xxvi)	Class E Outstanding Principal	0.00
	(xxvii)	Charitable Trust	0.00

	Total Payments with respect to Payment Date		89,857,891.85
	Less Collection Account Top-Ups ((iii) and (x) above)		(60,000,000.00)

			29,857,891.85

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iv)	PAYMENT ON THE CERTIFICATES

	(a)	FLOATING RATE CERTIFICATES	A-8	A-9	Class B	Note 3:
		Applicable LIBOR	1.87000%	1.87000%	1.87000%	Step-up interest on Airplanes Group's subclass A-8 notes is
		Applicable Margin	0.37500%	0.55000%	0.75000%	payable at point (xv) in the Priority of Payments. To the extent
		Applicable Interest Rate	2.24500%	2.42000%	2.62000%	that step-up interestis not paid, it will accrue in accordance with
		Interest Amount Payable				the terms of the subclass A-8 notes. Available cashflows were
		- Charge in current period on outstanding				not sufficient to allow payment of step-up interest on any payment
		principal balance	1,310,294.29	1,562,916.67	511,787.29	day to date. Total step-up interest accrued and unpaid on
		- Charge in current period on interest				Airplanes Group's subclass A-8 notes at November 15, 2004 was
		arrears	N/A	N/A	9,548.08	$5,911,269.45. Interest on unpaid step-up interest (also payable
		- Accrued & unpaid interest from prior				at point (xv) in the Priority of Payments) accrued and unpaid at
		periods	N/A	N/A	4,232,096.81	November 15, 2004 was $105,967.67.

			1,310,294.29	1,562,916.67	4,753,432.18

		Interest Amount Payment	1,310,294.29	1,562,916.67	0.00

		Step Up Interest Amount Payable (Note 3)	305,326.54	N/A	N/A

		Opening Principal Balance	677,787,119.12	750,000,000.00	226,844,897.35
		Minimum Principal Payment Amount	12,684,896.41	0.00	0.00
		Adjusted Principal Payment Amount	0.00	0.00	0.00
		Supplemental Principal Payment Amount	0.00	0.00	0.00
		Total Principal Distribution Amount	12,684,896.41	0.00	0.00
		Redemption Amount
		- amount allocable to principal	0.00	0.00	0.00
		- premium allocable to premium	0.00	0.00	0.00

		Outstanding Principal Balance
		(November 15, 2004)	665,102,222.71	750,000,000.00	226,844,897.35

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iv)	PAYMENT ON THE CERTIFICATES

	(b) FIXED RATE CERTIFICATES	Class C	Class D
	Applicable Interest Rate	8.1500%	10.8750%
	Interest Amount Payable
	- Charge in current period on outstanding principal balance	2,375,979.69	3,580,412.50
	- Charge in current period on interest arrears	183,657.77	373,543.19
	- Accrued & unpaid interest from prior periods	27,041,635.36	41,218,559.16

		29,601,272.82	45,172,514.85

	Interest Amount Payment	0.00	0.00

	Opening Principal Balance	349,837,500.00	395,080,000.00
	Scheduled Principal Payment Amount	0.00	0.00
	Redemption Amount	0.00	0.00
	- amount allocable to principal	0.00	0.00
	- amount allocable to premium	0.00	0.00
	Actual Pool Factor	0.9329000	0.9877000

	Outstanding Principal Balance (November 15, 2004)	349,837,500.00	395,080,000.00

	Table of rescheduled Pool Factors	n/a	n/a
	in the event of a partial redemption

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(v)	FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

		A-8	A-9	Class B
	Applicable LIBOR	2.09000%	2.09000%	2.09000%
	Applicable Margin	0.37500%	0.55000%	0.75000%
	Applicable Interest Rate	2.46500%	2.64000%	2.84000%

(vi)	CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

(a)	FLOATING RATE CERTIFICATES

		A-8	A-9	Class B

	Opening Principal Amount	6,777.87	7,500.00	2,268.45
	Total Principal Payments	(126.85)	0.00	0.00

	Closing Outstanding Principal Balance	6,651.02	7,500.00	2,268.45

	Total Interest Payment	13.10	15.63	0.00
	Total Premium	0.00	0.00	0.00

(b)	FIXED RATE CERTIFICATES
		Class C	Class D

	Opening Principal Amount	3,498.38	3,950.80
	Total Principal Payments	0.00	0.00

	Outstanding Principal Balance	3,498.38	3,950.80

	Total Interest Payment	0.00	0.00
	Total Premium	0.00	0.00